UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
November 29, 2007
CHASE MORTGAGE FINANCE CORPORATION (as Depositor under the Pooling and Servicing Agreement and the Trust Agreement, each dated as of November 1, 2007, providing for the issuance of Chase Mortgage Finance Trust Series 2007-A3, Multi-Class Mortgage Pass-Through Certificates)
Chase Mortgage Finance Trust Series 2007-A3
(Issuing Entity)
Chase Mortgage Finance Corporation
(Depositor)
Chase Home Finance LLC
(Sponsor)
Chase Mortgage Finance Corporation
(Registrant)

Delaware	333-141145	52-1495132
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

194 Wood Avenue South, 3rd Floor Iselin, New Jersey	08830

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (732) 205-0600
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Pooling and Servicing Agreement
Mortgage Loan Sale Agreement
Trust Agreement

     Item 8.01. Other Events
     The Registrant registered issuances of Chase Mortgage Finance Trust Series 2007-A3 Multi-Class Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-141145 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued $727,001,200 in aggregate principal amount of the Class 1-A1 Certificates, Class 1-A2 Certificates, Class 1-A3 Certificates, Class 1-A4 Certificates, Class 1-A5 Certificates, Class 1-A6 Certificates, Class 1-A7 Certificates, Class 1-A8 Certificates, Class 1-A9 Certificates, Class 1-A10 Certificates, Class 1-A11 Certificates, Class 1-A12 Certificates, Class 1-A13 Certificates, Class 1-A14 Certificates, Class 1-A15 Certificates, Class 1-A16 Certificates, Class 1-A17 Certificates, Class 1-A18 Certificates, Class 1A-19 Certificates, Class 1-A20 Certificates, Class 2-A1 Certificates, Class 2-A2 Certificates, Class 2-A3 Certificates, Class 2-A4 Certificates, Class 2-A5 Certificates, Class 2-A6 Certificates, Class 2-A7 Certificates, Class 2-A8 Certificates, Class 2-A9 Certificates, Class 2-A10 Certificates, Class 2-A11 Certificates, Class 2-A12 Certificates, Class 2-A13 Certificates, Class 2-A14 Certificates, Class 2-A15 Certificates, Class 2-A16 Certificates, Class 2-A17 Certificates, Class 2-A18 Certificates, Class 2-A19 Certificates, Class 2-A20 Certificates, Class 2-A21 Certificates, Class 2-A22 Certificates, Class 2-A23 Certificates, Class 3-A1 Certificates, Class 3-A2 Certificates, Class 3-A3 Certificates, Class 3-A4 Certificates, Class 3-A5 Certificates, Class 3-A6 Certificates, Class 3-A7 Certificates, Class 3-A8 Certificates, Class 3-A9 Certificates, Class 3-A10 Certificates, Class 3-A11 Certificates, Class 3-A12 Certificates, Class 3-A13 Certificates, Class 3-A14 Certificates, Class 3-A15 Certificates, Class 3-A16 Certificates, Class 3-A17 Certificates, Class 3-A18 Certificates, Class 3-A19 Certificates, Class 3-A20 Certificates, Class 3-A21 Certificates, Class A-R, Class M, Class B-1 and Class B-2 Certificates of its Chase Mortgage Finance Trust Series 2007-A3, Multi-Class Mortgage Pass-Through Certificates, on November 29, 2007.
     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated November 27, 2007, as supplemented by the Prospectus Supplement, dated November 28, 2007 (collectively, the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.
     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement or a Trust Agreement, attached hereto as Exhibits 4.1 and 99.2, respectively. The Pooling and Servicing Agreement is dated as of November 1, 2007, by and among Chase Mortgage Finance Corporation, as depositor, JPMorgan Chase Bank, N.A., as servicer, JPMorgan Chase Bank, N.A., as custodian, and The Bank of New York Trust Company, N.A., as paying agent and trustee. The Trust Agreement is dated as of November 1, 2007, by and among Chase Mortgage Finance Corporation, as depositor and The Bank of New York Trust Company, N.A., as paying agent and trustee. The Certificates (consisting of the classes listed above) evidence all the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain fixed rate, first lien residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $734,344,697 as of November 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.
          The Mortgage Loan Sale Agreement, dated as of November 1, 2007, between Chase Home Finance LLC and Chase Mortgage Finance Corporation is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
4.1	Pooling and Servicing Agreement, dated as of November 1, 2007, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Servicer, JPMorgan Chase Bank, N.A., as Custodian, and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.

99.1	Mortgage Loan Sale Agreement, dated as of November 1, 2007, between Chase Home Finance LLC and Chase Mortgage Finance Corporation.

99.2	Trust Agreement, dated as of November 1, 2007, among Chase Mortgage Finance Corporation, as Depositor, and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE MORTGAGE FINANCE
CORPORATION

By:	/s/ Bruce Friedman
Name: Bruce Friedman
Title: Authorized Signatory
Dated: December 14, 2007

EXHIBIT INDEX

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, dated as of November 1, 2007, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Servicer, JPMorgan Chase Bank, N.A., as Custodian, and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.

99.1	Mortgage Loan Sale Agreement, dated as of November 1, 2007, between Chase Home Finance LLC and Chase Mortgage Finance Corporation.

99.2	Trust Agreement, dated as of November 1, 2007, among Chase Mortgage Finance Corporation, as Depositor, and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.